UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________

                                 CURRENT REPORT
                                 ______________
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               September 22, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Nevada                      000-52782                  90-0335743
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


                 20333 STATE HIGHWAY 249, SUITE 200
                           HOUTSON, TEXAS                         77070
              ________________________________________          __________
              (Address of principal executive offices)          (Zip Code)


                                 (281) 469-5990
               __________________________________________________
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective September 22, 2009, the Board of Directors authorized the execution of a two-year executive service agreement with Michael J. Newport, the current President/Chief Executive Officer and a director of the Company (the "Executive Service Agreement"). In accordance with the terms and provisions of the Executive Service Agreement: (i) the Company shall continue to pay Mr. Newport a monthly salary of $15,000; (ii) the Company shall grant an aggregate of 1,500,000 stock options (the "Stock Options") to Mr. Newport under its 2008 Stock Option Plan, as amended (the "Stock Option Plan"). The Stock Options shall expire ten (10) years from the Effective Date and shall vest in incremental periods as reflected below (each hereinafter the "Vesting Date"). The exercise price at each Vesting Date shall be the lesser of: (a) the thirty day weighted average price of the Company's shares of common stock prior to each of the respective Vesting Date; or (b)_the issue price as established by the Board of Directors of the Company's shares of common stock at each of the equity fundings referenced below in (i). The Vesting Date of the Stock Options is as follows:
(a) 500,000 Stock Options when the Company has completed its listing and commences trading of its shares of common stock with a designated trading symbol (the "Trading Date") with the NYSE Amex Equities, formerly known as the American Stock Exchange ("NYSE Amex Equities") or comparable exchange; (b) 500,000 Stock Options at the one year anniversary date of the Trading Date (the "First Trading Anniversary Date"); and (c) 500,000 Stock Options at the second year anniversary date of the Trading Date (the "Second Trading Anniversary Date"); and (iii) Mr. Newport shall continue to provide services to the Company in the capacity as the President/Chief Executive Officer and a director and further provide consulting advise on exploration strategies, management and operational service considerations.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

10.1 Executive Service Agreement dated September 22, 2009 between Mainland Resources Inc. and Michael J. Newport.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MAINLAND RESOURCES, INC.

DATE:  SEPTEMBER 30, 2009.              /s/ MICHAEL J. NEWPORT
                                        ___________________________________
                                        NAME: MICHAEL J. NEWPORT
                                        TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER

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